AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

          Payment Date: 15 October 2001.
          Calculation Date: 09 October 2001.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)
     ----------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Prior Balance        Deposits       Withdrawals      Balance on Calculation Date
------------------------------------------------------------------------------------------------------------------------------------
                                                      11-Sep-01                                                           09-Oct-01

Lessee Funded Account                                          0.00               0.00             (0.00)                      0.00
Expense Account (note ii)                              1,335,428.20      13,669,870.30     (9,574,752.76)              5,430,545.74
Collection Account (note iii)                        153,485,624.81      42,731,414.80    (44,685,245.80)            151,531,793.80
------------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                      0.00                                                            0.00
 -  Maintenance Reserve                               80,000,000.00                                                   80,000,000.00
 -  Security Deposit                                  34,964,416.00                                                   33,800,379.00
 -  Other Collections (net of interim withdrawals)    38,521,208.81                                                   37,731,414.80
------------------------------------------------------------------------------------------------------------------------------------
Total                                                154,821,053.01      56,401,285.10    (54,259,998.56)            156,962,339.54
------------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
     ------------------------------------
--------------------------------------------------------------------------------
Balance on preceding Calculation Date
  (September 11, 2001)                                 1,335,428.20
Transfer from Collection Account
  (previous Payment Date)                              8,664,571.80
Transfer from Collection Account
  (interim deposit)                                    5,000,000.00
Interest Earned during period                              5,298.50
Payments during period between prior
  Calculation Date and the relevant Calculation
  Date:
 - Payments on previous Payment Date                  (3,438,698.62)
 - Other payments                                     (6,136,054.14)
                                                  -----------------
Balance on relevant Calculation Date
  (October 09, 2001)                                   5,430,545.74
--------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
--------------------------------------------------------------------------------

Balance on preceding Calculation Date
  (September 11, 2001)                               153,485,624.81
Collections during period                             31,371,414.80
                                                                                =========================================
Swap receipts                                         11,360,000.00             Note :
Transfer to Expense Account
  (previous Payment Date)                             (8,664,571.80)            Swap receipts include cash proceeds of
Transfer to Expense Account (interim withdrawal)      (5,000,000.00)            $11.36m from sale of the Airplanes Group
Net transfer to Lessee Funded Accounts                         0.00             Swaption Portfolio.
                                                                                =========================================
Aggregate Certificate Payments (previous
  Payment Date)                                      (27,387,176.95)
Swap payments (previous Payment Date)                 (3,633,497.06)
                                                  -----------------
Balance on relevant Calculation Date
  (October 09, 2001)                                 151,531,793.80
--------------------------------------------------------------------------------

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

==============================================================================
          ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
          ----------------------------------------------
                  Priority of Payments
               (i)Required Expense Amount                        12,000,000.00
              (ii)a) Class A Interest                             5,417,842.06
                  b) Swap Payments                                3,105,693.91
             (iii)First Collection Account Top-up                60,000,000.00
              (iv)Minimum Hedge Payment                                   0.00
               (v)Class A Minimum Principal                               0.00
              (vi)Class B Interest                                  888,013.96
             (vii)Class B Minimum Principal                       1,093,236.52
            (viii)Class C Interest                                2,375,979.69
              (ix)Class D Interest                                3,580,412.50
               (x)Second Collection Account Top-up               52,528,674.01
              (xi)Class A Principal Adjustment Amount            15,972,486.89
             (xii)Class C Scheduled Principal                             0.00
            (xiii)Class D Scheduled Principal                             0.00
             (xiv)Modification Payments                                   0.00
              (xv)Soft Bullet Note Step-up Interest                       0.00
             (xvi)Class E Minimum Interest                                0.00
            (xvii)Supplemental Hedge Payment                              0.00
           (xviii)Class B Supplemental Principal                          0.00
             (xix)Class A Supplemental Principal                          0.00
              (xx)Class D Outstanding Principal                           0.00
             (xxi)Class C Outstanding Principal                           0.00
            (xxii)Class E Supplemental Interest                           0.00
           (xxiii)Class B Outstanding Principal                           0.00
            (xxiv)Class A Outstanding Principal                           0.00
             (xxv)Class E Accrued Unpaid Interest                         0.00
            (xxvi)Class E Outstanding Principal                           0.00
           (xxvii)Charitable Trust                                        0.00
                                                             -----------------
  Total Payments with respect to Payment Date                   156,962,339.54
     Less Collection Account Top-Ups ((iii) and (x)above)      (112,528,674.01)
                                                             -----------------
                                                                 44,433,665.53
                                                             =================

   ===========================================================================

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated

(iv) PAYMENT ON THE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                                           A-6                A-8              A-9            Class B
     --------------------------
     Applicable LIBOR                                                3.48750%           3.48750%         3.48750%           3.48750%
     Applicable Margin                                               0.34000%           0.37500%         0.55000%           0.75000%
     Applicable Interest Rate                                        3.82750%           3.86250%         4.03750%           4.23750%
     Interest Amount Payable                                       959,717.06       2,102,916.67     2,355,208.33         888,013.96
     Step Up Interest Amount                                             0.00               0.00             0.00               0.00

     Opening Principal Balance                                 322,383,262.61     700,000,000.00   750,000,000.00     269,435,334.63
     Minimum Principal Payment Amount                                    0.00               0.00             0.00       1,093,236.52
     Adjusted Principal Payment Amount                          15,972,486.89               0.00             0.00               0.00
     Supplemental Principal Payment Amount                               0.00               0.00             0.00               0.00
     Total Principal Distribution Amount                        15,972,486.89               0.00             0.00       1,093,236.52
     Redemption Amount
      - amount allocable to principal                                    0.00               0.00             0.00               0.00
      - premium allocable to premium                                     0.00               0.00             0.00               0.00
                                                            ------------------------------------------------------------------------
     Outstanding Principal Balance (October 15, 2001)          306,410,775.72     700,000,000.00   750,000,000.00     268,342,098.11
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES                                          Class C            Class D
     -----------------------
     Applicable Interest Rate                                         8.1500%           10.8750%
     Interest Amount Payable                                     2,375,979.69       3,580,412.50

     Opening Principal Balance                                 349,837,500.00     395,080,000.00
     Scheduled Principal Payment Amount                                  0.00               0.00
     Redemption Amount                                                   0.00               0.00
      - amount allocable to principal                                    0.00               0.00
      - amount allocable to premium                                      0.00               0.00
     Actual Pool Factor                                             0.9329000          0.9877000
                                                            -------------------------------------
     Outstanding Principal Balance (October 15, 2001)          349,837,500.00     395,080,000.00
-------------------------------------------------------------------------------------------------

     Table of rescheduled Pool Factors                                    n/a                n/a
       in the event of a partial redemption

                                AIRPLANES Group
                         Report to Certificateholders
                  All numbers in US$ unless otherwise stated


(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
     ------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                             A-6                A-8              A-9            Class B
     Applicable LIBOR                                   2.52500%           2.52500%         2.52500%           2.52500%
     Applicable Margin                                  0.34000%           0.37500%         0.55000%           0.75000%
     Applicable Interest Rate                           2.86500%           2.90000%         3.07500%           3.27500%
------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)
     -------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                             A-6                A-8              A-9            Class B

     Opening Principal Amount                           3,223.83           7,000.00         7,500.00           2,694.35
     Total Principal Payments                            (159.72)              0.00             0.00             (10.93)
                                                       -----------------------------------------------------------------
     Closing Outstanding Principal Balance              3,064.11           7,000.00         7,500.00           2,683.42

     Total Interest                                         9.60              21.03            23.55               8.88
     Total Premium                                          0.00               0.00             0.00               0.00
-----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
(b)  FIXED RATE CERTIFICATES
                                                                           Class C            Class D

     Opening Principal Amount                                             3,498.38           3,950.80
     Total Principal Payments                                                 0.00               0.00
                                                                 -------------------------------------
     Outstanding Principal Balance                                        3,498.38           3,950.80

     Total Interest                                                          23.76              35.80
     Total Premium                                                            0.00               0.00
------------------------------------------------------------------------------------------------------